UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        May 24, 2019

U.S. Xpress Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-38528	62-1378182
(Commission File Number)	(I.R.S. Employer Identification No.)

4080 Jenkins Road
Chattanooga, Tennessee	37421
(Address of Principal Executive Offices)	(Zip Code)

(423) 510-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	USX	The New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement
On May 24, 2019, U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”), amended (the “Amendment”) that certain Stockholders’ Agreement (the “Stockholders’ Agreement”) among the Company and certain members of the Fuller and Quinn families (or trusts for the benefit of any of them or entities owned by any of them), including without limitation executive officers and/or directors Eric Fuller, Max Fuller, and Lisa Pate. Among other things, the Amendment (i) clarifies that “Permitted Transferees” includes direct transfers to stockholders, members, or partners (an “Equity Holder”) of Stockholders (as defined in the Stockholders’ Agreement) who are corporations, limited liability companies, partnerships, or other entities, and any Person (as defined in the Stockholders’ Agreement) who would be a “Permitted Transferee” of an Equity Holder, (ii) permits stockholders subject to the Stockholders’ Agreement (rather than the Company) to select the broker, dealer, or market maker through which a permitted sale of common stock subject to the Stockholders’ Agreement is effected, and removes the contractual volume limitation under the Stockholders’ Agreement for sales of common stock pursuant to Rule 144, and (iii) allows for certain pledging and hedging transactions involving shares of our common stock subject to the Stockholders’ Agreement. Parties to the Stockholders’ Agreement who are also directors and/or officers of the Company remain subject to the Company’s anti-hedging and pledging policy.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed herewith as Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2019, the Board of Directors of the Company amended and restated the Company’s Amended and Restated Bylaws (as amended and restated, the “Second Amended and Restated Bylaws”) by making certain clarifying, technical, and conforming changes. The amendment, among other things:

●
Clarifies that at a meeting of stockholders, in the event that each of the Chairman of the Board, the President, and the Vice Presidents are absent from such meeting, another officer of the Company shall be chosen as chairman of such meeting by stockholders holding a majority of the voting power of the shares present in person or by proxy and entitled to vote thereat, rather than the stockholders holding a majority of the shares;

●
Clarifies that at each meeting of stockholders the order of business may be changed by the vote of the stockholders holding the majority of the voting power of the shares present in person or by proxy at such meeting and entitled to vote thereat, rather than by the vote of the stockholders holding a majority of the shares;

●
Clarifies that an action by stockholders without a meeting may be signed by stockholders holding at least a majority of the voting power of the shares of stock entitled to vote on such action, rather than the stockholders holding at least a majority of the voting power;

●
Clarifies that (i) the presence of the holders of a majority of the voting power of the issued and outstanding stock entitled to vote shall constitute a quorum for the transaction of business, rather than the holders of a majority of the outstanding stock entitled to vote, (ii) a majority of the voting power of all shares of stock represented and entitled to vote on any single subject matter which may be brought before the meeting shall be counted for quorum purposes, rather than all shares represented and entitled to vote, (iii) the affirmative vote of a majority of the voting power of the shares of stock then represented at a meeting and entitled to vote on the subject matter shall be the act of stockholders, rather than the affirmative vote of the holders of a majority of the shares of stock then represented at a meeting and entitled to vote thereat, (iv) broker non-votes shall not be counted as votes cast for or against a matter, and (v) if the voting power of the stock represented is less than the number required to constitute a quorum, the affirmative vote must be such as would constitute a majority of the voting power, rather than a majority of the shares of stock, if a quorum were present, but a majority of the voting power of the shares of stock, rather than a majority of the shares of stock, is sufficient to adjourn a meeting; and

●
Clarifies that a stockholder or beneficial owner submitting a proposal or director nomination pursuant to Article II, Section 15 must represent whether such stockholder or beneficial owner intends to deliver a proxy statement and/or form of proxy to the holders of at least the percentage of the voting power of the outstanding stock required to approve or adopt the proposal or elect the nominee, rather than holders of the percentage of outstanding stock required to approve or adopt the proposal or elect the nominee.

The foregoing description is qualified in its entirety by reference to the text of the Company’s Second Amended and Restated Bylaws, which are attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	3.2	Second Amended and Restated Bylaws
10.1
Amendment to Stockholders’ Agreement, dated May 24, 2019, by and among the Company, Lisa M. Pate, Anna Marie Quinn 2012 Irrevocable Trust FBO Lisa M. Pate, Quinn Family Partners, L.P., Patrick Quinn Non-GST Marital Trust, Patrick Quinn GST Marital Trust, Patrick Quinn GST Tennessee Gap Trust, Patrick Brian Quinn, Anna Marie Quinn 2012 Irrevocable Trust FBO Patrick Brian Quinn, Anna Marie Quinn 2012 Irrevocable Trust FBO Renee A. Daly, Renee A. Daly, Max L. Fuller, Fuller Family Enterprises, LLC, William E. Fuller, Max L. Fuller 2008 Irrevocable Trust FBO William E. Fuller, Max Fuller Family Limited Partnership, Max L. Fuller 2008 Irrevocable Trust FBO Stephen C. Fuller, and Max L. Fuller 2008 Irrevocable Trust FBO Christopher M. Fuller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Xpress Enterprises, Inc.
(Registrant)

Date: May 31, 2019	By:	/s/ Eric A. Peterson
Eric A. Peterson
Chief Financial Officer, Treasurer, and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

3.2	Second Amended and Restated Bylaws
10.1
Amendment to Stockholders’ Agreement, dated May 24, 2019, by and among the Company, Lisa M. Pate, Anna Marie Quinn 2012 Irrevocable Trust FBO Lisa M. Pate, Quinn Family Partners, L.P., Patrick Quinn Non-GST Marital Trust, Patrick Quinn GST Marital Trust, Patrick Quinn GST Tennessee Gap Trust, Patrick Brian Quinn, Anna Marie Quinn 2012 Irrevocable Trust FBO Patrick Brian Quinn, Anna Marie Quinn 2012 Irrevocable Trust FBO Renee A. Daly, Renee A. Daly, Max L. Fuller, Fuller Family Enterprises, LLC, William E. Fuller, Max L. Fuller 2008 Irrevocable Trust FBO William E. Fuller, Max Fuller Family Limited Partnership, Max L. Fuller 2008 Irrevocable Trust FBO Stephen C. Fuller, and Max L. Fuller 2008 Irrevocable Trust FBO Christopher M. Fuller